UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 26, 2008 (November 26, 2008)

Introgen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)
(512) 708-9310
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 26, 2008, Introgen Therapeutics, Inc. (“Introgen”) announced that as a part of a strategic restructuring and effective as of November 24, 2008, David G. Nance resigned his position as Chief Executive Officer and President. J. David Enloe, Jr., formerly Introgen’s Senior Vice President of Operations, has been named president and chief executive officer of Introgen effective as of November 24, 2008, succeeding Mr. Nance, who will continue in his role as chairman of the board for Introgen. In addition, Max Talbott Ph.D., Sr. Vice President Clinical Affairs, David Parker, Ph.D., JD, Senior Vice President, Intellectual Property, and Robert Sobol, M.D., Senior Vice President Medical and Scientific Affairs, have also resigned from their positions with Introgen effective as of November 24, 2008.
Prior to his election as Chief Executive Officer and President of Introgen, Mr. Enloe has served as our senior Vice President of Operations as disclosed in our Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, filed with the Securities and Exchange Commission on April 29, 2008 (“Proxy Statement”). Mr. Enloe’s compensation and other arrangements with Introgen, as disclosed in the Proxy Statement, will not change as a result of his new role as the Chief Executive Officer and President.
Messrs. Nance, Talbott, Parker and Sobol will not receive any severance as a part of their resignation, however each of them is expected to enter into a consulting agreement with Introgen to provide services as needed during an agreed upon transition period. Any compensation approved for Messrs. Nance, Talbott, Parker and Sobol in such consulting roles will be disclosed as required under applicable regulations of the U.S. Securities and Exchange Commission once such information becomes available. Any compensation approved for Mr. Nance in his continued role as Chairman of the Board of Directors will be disclosed as required under applicable regulations of the U.S. Securities and Exchange Commission once such information becomes available.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1      Press Release dated November 26, 2008 announcing, among other things, the resignations of Messrs Nance, Talbott, Parker and Sobol, and the election of Mr. Enloe.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTROGEN THERAPEUTICS, INC.
By:	/s/ J. David Enloe, Jr.
J. David Enloe, Jr., Chief Executive Officer and President

Date: November 26, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 26, 2008 announcing, among other things, the resignations of Messrs Nance, Talbott, Parker and Sobol, and the election of Mr. Enloe.